                                                                 EXHIBIT 10.32


                                                                  EXECUTION COPY

                   AMENDMENT NO. 10 UNDER THE CREDIT AGREEMENT

          Amendment No. 10 dated as of March 14, 2003 (this "AMENDMENT") to the Amended and Restated Credit Agreement dated as of March 24, 1999 (as amended and modified by Waiver No. 1 dated as of December 30, 1999, Amendment and Waiver No. 2 dated as of January 24, 2000, Amendment and Waiver No. 3 Under the Loan Documents dated as of November 7, 2000, Amendment No. 4 Under the Credit Agreement dated as of February 13, 2002, Amendment No. 5 to the Loan Documents dated as of May 9, 2002, Amendment and Waiver No. 6 Under the Credit Agreement dated as of June 14, 2002, Amendment No. 7 Under the Credit Agreement dated as of September 30, 2002, Amendment No. 8 to the Credit Agreement dated as of November 4, 2002, and Amendment No. 9 to the Loan Documents dated as of December 6, 2002, the "CREDIT AGREEMENT") among United Industries Corporation, a Delaware corporation (the "BORROWER"), certain banks, financial institutions and other institutional lenders party thereto, Bank of America, N.A. (formerly known as NationsBank, N.A.) ("BANK OF AMERICA"), as Swing Line Bank and Initial Issuing Bank thereunder, Banc of America Securities LLC (formerly known as NationsBanc Montgomery Securities LLC) ("BAS") and Morgan Stanley Senior Funding, Inc. ("MSSF"), as Co-Arrangers therefor, Canadian Imperial Bank of Commerce, as Documentation Agent therefor, MSSF, as Syndication Agent thereunder, BAS, as Lead Arranger and Book Manager therefor, and Bank of America, as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Lender Parties thereunder. Capitalized terms not otherwise defined in this Amendment shall have the same meanings as specified therefor in the Credit Agreement.

                             PRELIMINARY STATEMENTS

          (1) The Borrower has requested that the Lender Parties agree to amend and otherwise modify the Credit Agreement in order to permit the Borrower to issue new senior subordinated notes in an amount not less than $75,000,000 and not more than $100,000,000.

          (2) The Lender Parties have indicated their willingness to agree to so amend and otherwise modify the Credit Agreement on the terms and subject to the satisfaction of the conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and in the Loan Documents, the parties hereto hereby agree as follows:

          SECTION 1. AMENDMENTS AND MODIFICATIONS OF CERTAIN PROVISIONS OF THE CREDIT AGREEMENT (a) Section 1.01 of the Credit Agreement is hereby amended to add the following new definitions in the appropriate alphabetical order:

                  "AMENDMENT NO. 10 EFFECTIVE DATE" means the first date on which all of the conditions precedent to the effectiveness of Amendment No. 10 under the Credit Agreement were satisfied.

                  "NEW SENIOR SUBORDINATED NOTES" means the new senior subordinated notes of the Borrower to be issued and sold for cash on or after the Amendment No. 10 Effective Date, in an aggregate principal amount of not less than $75,000,000 and not more than $100,000,000, and containing terms (including without limitation coupon, amortization, maturity, covenants, events of default, subordination and mandatory redemption) that are identical in all material respects to those contained in the Senior Subordinated Notes that are outstanding immediately prior to the Amendment No. 10 Effective Date.

                    Amendment No. 10 to the United Industries
                                Credit Agreement

          (b) Section 1.01 of the Credit Agreement is hereby further amended to restate the following definition set forth therein in its entirety to read as follows:

                  "SENIOR SUBORDINATED NOTES DOCUMENTS" means the Note Purchase Agreement, the Senior Subordinated Notes, the New Senior Subordinated Notes, all indentures, securities purchase agreements, warrant agreements and registration rights agreements entered into in connection with the redemption or refinancing of the initial Senior Subordinated Notes and all of the other agreements, instruments and other documents pursuant to which the Senior Subordinated Notes and the New Senior Subordinated Notes have been issued or otherwise setting forth the terms of the Senior Subordinated Notes and the New Senior Subordinated Notes, in each case as such agreement, instrument or other document may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, but solely to the extent permitted under the terms of the Loan Documents.

          (c) Section 2.06(b)(ii) of the Credit Agreement is hereby amended by replacing the period at the end thereof with the following:

                  "; PROVIDED, HOWEVER, that the Net Cash Proceeds of the New Senior Subordinated Notes shall instead be applied as follows: FIRST, $25,000,000 of such Net Cash Proceeds shall be retained by the Borrower to be used for working capital and other general corporate purposes, SECOND, so much of the remaining portion of such Net Cash Proceeds as shall be necessary shall be applied to pay in full the outstanding principal amount of the Term A Facility and THIRD, the then remaining portion of such Net Cash Proceeds shall be applied to prepay the principal installments of the Term B Facility on a PRO RATA basis, except that if the New Senior Subordinated Notes are issued in an aggregate principal amount greater than $75,000,000, only 50% of the Net Cash Proceeds thereof attributable to the principal amount being over $75,000,000 shall be applied to prepay the principal installments of the Term B Facility on a PRO RATA basis and the other 50% of such Net Cash Proceeds shall be retained by the Borrower to be used for working capital and other general corporate purposes."

          (d) Section 5.02(b)(i)(B) of the Credit Agreement is hereby amended by replacing the dollar amount "$150,000,000" with the dollar amount
"$250,000,000".

          SECTION 2. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall become effective as of the first date (the "AMENDMENT NO. 10 EFFECTIVE DATE") on which (i) the Administrative Agent shall have received counterparts of (A) this Amendment executed by the Borrower and the Required Lenders (including in any event Lenders holding more than 50% of the aggregate Commitments under the Term B Facility) or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment and (B) the Consent attached hereto, executed by UIC Holdings LLC and each other Loan Party, and (ii) each of the following conditions precedent shall have been satisfied:

          (a) The representations and warranties contained in each of the Loan Documents shall be true and correct in all material respects on and as of the Amendment No. 10 Effective Date, after giving effect to this Amendment, as though made on and as of such date (except (i) for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment No. 10 Effective Date, in which case as of such specific date, and (ii) that the financial statements of the Borrower referred to in Sections 4.01(f) and 4.01(g) of the Credit Agreement shall be deemed to refer to the financial statements of the Borrower comprising part of the Required Financial Information most recently delivered to the Administrative Agent and

                    Amendment No. 10 to the United Industries
                                Credit Agreement
     the Lender Parties pursuant to Sections 5.03(c) and 5.03(d), respectively, on or prior to the Amendment No. 10 Effective Date).

          (b) No event shall have occurred and be continuing or shall result from the effectiveness of this Amendment that constitutes a Default.

          (c) All of the accrued fees and expenses of the Administrative Agent, the Lead Arranger and Book Manager and the Lender Parties (including the accrued fees and expenses of counsel for the Agents) that are then due and payable shall have been paid in full.

          SECTION 3. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. (a) On and after the Amendment No. 10 Effective Date, each reference in the Credit Agreement to "THIS AGREEMENT", "HEREUNDER", "HEREOF" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "THE CREDIT AGREEMENT", "THEREUNDER", "THEREOF" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by this Amendment.

          (b) The Credit Agreement, the Notes and each of the other Loan Documents, as amended and otherwise modified by the amendments specifically provided above in Section 1, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any of the Secured Parties or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 4. COSTS AND EXPENSES. The Borrower hereby agrees to pay, upon demand, all of the reasonable costs and expenses of the Administrative Agent and the Lead Arranger and Book Manager (including, without limitation, the reasonable fees and expenses of counsel for the Agents) in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and all of the agreements, instruments and other documents delivered or to be delivered in connection herewith, all in accordance with the terms of Section 8.04 of the Credit Agreement.

          SECTION 5. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                    Amendment No. 10 to the United Industries
                                Credit Agreement

          SECTION 6. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the date first written above.

                                    THE BORROWER

                                    UNITED INDUSTRIES CORPORATION


                                    By
                                      ---------------------------------
                                       Name:
                                       Title:


                                    BANK OF AMERICA, N.A.,
                                       as Administrative Agent


                                    By
                                      ---------------------------------
                                       Name:
                                       Title:

                    Amendment No. 10 to the United Industries
                                Credit Agreement

                                    THE LENDER PARTIES

                                    BANK OF AMERICA, N.A.,
                                       as a Lender and the Initial Issuing Bank


                                    By
                                      ---------------------------------
                                       Name:
                                       Title:


                                    -----------------------------------

                                    [Type or print name of Lender]


                                    By
                                      ---------------------------------
                                       Name:
                                       Title:

                    Amendment No. 10 to the United Industries
                                Credit Agreement

                                     CONSENT

          Reference is made to (a) Amendment No. 10 Under the Credit Agreement dated as of March 14, 2003 (the "AMENDMENT"; capitalized terms not otherwise defined herein being used herein as defined in the Amendment and in the Credit Agreement referred to below), (b) the Amended and Restated Credit Agreement dated as of March 24, 1999 (as amended and otherwise modified by Waiver No. 1 dated as of December 30, 1999, Amendment and Waiver No. 2 dated as of January 24, 2000, Amendment and Waiver No. 3 Under the Loan Documents dated as of November 7, 2000, Amendment No. 4 Under the Credit Agreement dated as of February 13, 2002, Amendment No. 5 to the Loan Documents dated as of May 9, 2002, Amendment and Waiver No. 6 Under the Credit Agreement dated as of June 14, 2002, Amendment No. 7 Under the Credit Agreement dated as of September 30, 2002, Amendment No. 8 to the Credit Agreement dated as of November 4, 2002 and Amendment No. 9 to the Loan Documents dated as of December 6, 2002, the "CREDIT AGREEMENT") among United Industries Corporation, a Delaware corporation (the "BORROWER"), certain banks, financial institutions and other institutional lenders party thereto, Bank of America, N.A. (formerly known as NationsBank, N.A.) ("BANK OF AMERICA"), as Swing Line Bank and Initial Issuing Bank thereunder, Banc of America Securities LLC (formerly known as NationsBanc Montgomery Securities LLC) ("BAS") and Morgan Stanley Senior Funding, Inc. ("MSSF"), as Co-Arrangers therefor, Canadian Imperial Bank of Commerce, as Documentation Agent therefor, MSSF, as Syndication Agent thereunder, BAS, as Lead Arranger and Book Manager therefor, and Bank of America, as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Lender Parties thereunder, and (c) the other Loan Documents referred to therein.

          UIC Holdings, L.L.C., a Delaware limited liability company, and each Loan Party, in its capacity as (a) a Grantor under the Security Agreement, (b) a Grantor under each IP Security Agreement--Short Form, (c) a Guarantor under the Subsidiaries Guarantee and/or (d) a party to the Holdings LLC Agreement, each hereby consents to the execution, delivery and the performance of the Amendment and agrees that:

          (A) each of the Security Agreement, the Copyright Security Agreement--Short Form, the Trademark Security Agreement--Short Form, the Patent Security Agreement--Short Form, the Subsidiaries Guarantee and the Holdings LLC Agreement to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Amendment No. 10 Effective Date, except that, on and after the Amendment No. 10 Effective Date, (i) each reference to "THE CREDIT AGREEMENT", "THEREUNDER", "THEREOF", "THEREIN" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by the Amendment, (ii) each reference in the Security Agreement to "THIS AGREEMENT", "HEREUNDER", "HEREOF" or words of like import referring to the Security Agreement shall mean and be a reference to the Security Agreement, as amended and otherwise modified by the Amendment, and (iii) each reference in the Copyright Security Agreement--Short Form, the Trademark Security Agreement--Short Form, the Patent Security Agreement--Short Form, the Subsidiaries Guarantee and the Holdings LLC Agreement to "THE SECURITY AGREEMENT", "THEREUNDER", "THEREOF", "THEREIN" or words of like import referring to the Security Agreement shall mean and be a reference to the Security Agreement, as amended and otherwise modified by the Amendment; and

          (B) as of the Amendment No. 10 Effective Date, the Security Agreement, the Copyright Security Agreement--Short Form, the Trademark Security Agreement--Short Form and the Patent Security Agreement--Short Form to which it is a party and all of the Collateral of such Person described therein do, and shall continue to, secure the payment of all of the Secured Obligations.

                    Amendment No. 10 to the United Industries
                                Credit Agreement

          This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

          Delivery of an executed counterpart of a signature page of this Consent by telecopier shall be effective as the delivery of a manually executed counterpart of this Consent.

                                    UNITED INDUSTRIES CORPORATION


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    UIC HOLDINGS, L.L.C.


                                    By   Thomas H. Lee Equity Fund IV, L.P.,
                                         as Manager

                                         By   Thomas H. Lee Company,
                                              its general partner


                                              By
                                                --------------------------------
                                                 Name:
                                                 Title:


                                    SYLORR PLANT CORPORATION


                                    By
                                      ---------------------------------
                                       Name:
                                       Title:


                                    SCHULTZ CORP.


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:

                    Amendment No. 10 to the United Industries
                                Credit Agreement

                                    GROUND ZERO, INC.


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    WPC BRANDS, INC.


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:

                    Amendment No. 10 to the United Industries
                                Credit Agreement